EXHIBIT 10.43

Sixth Amendment

to the
Network Associates, Inc. Tax Deferred Savings PLAN

      The Network Associates, Inc. Tax Deferred Savings Plan, as amended and restated effective as of January 1, 1998, (the “Plan”) is hereby further amended, to be effective as the dates specified herein, as follows:

1.	Effective as of July 1, 2004, Section 3.2(b)(3) is eliminated in its entirety.

2.	Effective as of January 1, 2005, the second sentence of Section 3.2(b)(2) is amended to read as follows:

“Notwithstanding the foregoing, effective as of January 1, 2005, the maximum amount of the Matching Contribution allocated to a Participant’s Separate Account per Plan Year shall be $3,600.”

3.	Except as modified by this Sixth Amendment, all the terms and conditions of the Plan shall continue in full force in effect.

      This Sixth Amendment is executed by a duly authorized officer of Network Associates, Inc. on this 12th day of May, 2004.

NETWORK ASSOCIATES, INC.

By:	/s/ KENT H. ROBERTS

Kent H. Roberts
Title: Executive Vice President and Secretary